UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2008
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	0-21923	36-3873352
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

727 North Bank Lane	60045
Lake Forest, Illinois	(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     2007 Bonus. On January 24, 2008, the Board of Directors (the “Board”) of Wintrust Financial Corporation (the “Company”), based on the recommendation of the Compensation Committee of the Board, authorized the payment of annual bonus awards under the 2007 Stock Incentive Plan (the “Plan”) to the Company’s executive officers for the year ended December 31, 2007. The Compensation Committee recommended awards based on its assessment of the Company’s and each executive’s performance measured against previously set financial and business objectives. The shares of restricted stock awarded vest on the first anniversary of the original award. The following table sets forth the awards to the executive officers of the Company who will be included as Named Executive Officers in the Company’s 2008 Proxy Statement. Edward Wehmer and David Dykstra will be included as Named Executive Officers in the Company’s 2008 Proxy Statement but did not receive a cash or stock bonus for the year ended December 31, 2007.

Name	Cash Bonus	Stock Bonus	Total Bonus
Randolph M. Hibben	—	$70,000	$70,000
Richard B. Murphy	$45,000	$30,000	$75,000
David L. Stoehr	$33,000	$22,000	$55,000
     2008 Base Salary. On January 24, 2008, the Board approved, based on the recommendation of the Compensation Committee, base salaries in the amounts indicated below, effective as of February 1, 2008, for those executives who will be included as Named Executive Officers in the Company’s 2008 Proxy Statement:

Name	Base Salary
Edward J. Wehmer	$800,000
David A. Dykstra	$600,000
Randolph M. Hibben	$300,000
Richard B. Murphy	$365,000
David L. Stoehr	$250,000
     2008 Retention Award. On January 24, 2008, the Board approved, based on the recommendation of the Compensation Committee, special retention awards of non-qualified stock options to certain executives who have served more than ten years with the Company (the “Retention Awards”) under the Plan. These Retention Awards were made to Messrs. Wehmer, Dykstra and Murphy, in the amounts indicated below. The exercise price for each of these grants was $33.06 per share. Each of the Retention Awards vests at a rate of twenty percent on each of the first five anniversaries of the date of grant.

Name	Stock Options
Edward J. Wehmer	9,000
David A. Dykstra	8,000
Richard B. Murphy	6,500

          The Company will provide additional information regarding compensation of its executive officers in its Proxy Statement for the 2008 Annual Meeting of Shareholders.
               Employment Agreement Amendments. The employment agreements between the Company and Edward Wehmer, David Dykstra and Richard Murphy (collectively the “Employment Agreements”) were amended and restated on January 24, 2008. The amendments to the Employment Agreements:
•	revised the definition of “Constructive Termination” to make clear that a dimunishion in the executive’s effective responsibilities will constitute the “second trigger” after a change in control even if an executive’s title remains the same;

•	eliminated the provision that counted continued health coverage toward the Company’s COBRA obligation; and

•	made other changes to comply with Section 409A of the Internal Revenue Code.
     The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Employment Agreements attached hereto as Exhibits 10.1, 10.2 and 10.3.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On January 24, 2008, James B. McCarthy notified the Company of his decision to resign from the Board effective immediately. To fill the vacancy resulting from Mr. McCarthy’s resignation, the Board, on January 24, 2008, elected, upon the recommendation of the Nominating and Corporate Governance Committee, Charles H. James III to the Board effective immediately. Mr. James is the Chairman and Chief Executive Officer of C.H. James & Co. Mr. James serves on the board of directors of Morehouse College, the Wharton School at the University of Pennsylvania, the Children’s Memorial Hospital (Chicago) and the Chicago Urban League.
     Mr. James will stand for re-election at the Company’s 2008 annual meeting of shareholders. The Board has not yet determined the committees of the Board to which Mr. James will be named. There are no arrangements or understandings under which Mr. James was appointed to the Board. Additionally, there are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. James has a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. James will receive the standard compensation received by non-employee directors. These compensation arrangements are discussed in the Company’s Proxy Statement dated April 25, 2007.
     A copy of the press release announcing Mr. James appointment is attached as Exhibit 99.1.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On January 24, 2008, the Company’s Board of Directors amended the Company’s By-Laws to clarify that the Company’s securities may be issued in both certificated and uncertificated form. Although no amendment to the Company’s By-Laws was necessary for the Company to comply with the requirement of the NASDAQ Stock Market that all listed companies be eligible to participate in the Depository Trust Company’s Direct Registration System, the Board deemed it advisable to make this clarifying amendment. The Company’s Amended and Restated By-laws, as amended, are attached hereto as Exhibit 3.2.
Item 8.01. Other Events.
     The information in this Item 8.01 of this Current Report and Exhibit 99.2 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 of this Current Report and Exhibit 99.2 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
     On January 24, 2008, the Company issued a press release announcing that its Board of Directors has declared a semi-annual cash dividend of $0.18 per share of its outstanding common stock. This cash dividend is payable on February 21, 2008 to shareholders of record as of February 7, 2008. The press release announcing the semi-annual dividend is attached hereto as Exhibit No. 99.2.
     On January 24, 2008, the Company announced that its Board of Directors had approved a share repurchase program of up to 1.0 million of the Company’s outstanding shares of common stock (the “Repurchase Program”) following its prior share repurchase program. A copy of the press release relating to the Repurchase Program is attached hereto as Exhibit 99.2, and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

3.2	Amended and Restated By-laws

10.1	Amended and Restated Employment Agreement dated January 24, 2008 between Wintrust Financial Corporation and Edward J. Wehmer

10.2	Amended and Restated Employment Agreement dated January 24, 2008 between Wintrust Financial Corporation and David A. Dykstra

10.3	Amended and Restated Employment Agreement dated January 24, 2008 between Wintrust Financial Corporation and Richard B. Murphy

99.1	News Release dated January 30, 2008

99.2	News Release dated January 24, 2008

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David A. Dykstra
David A. Dykstra
Senior Executive Vice President and Chief Operating Officer

Date: January 30, 2008

Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated By-laws

10.1	Amended and Restated Employment Agreement dated January 24, 2008 between Wintrust Financial Corporation and Edward J. Wehmer

10.2	Amended and Restated Employment Agreement dated January 24, 2008 between Wintrust Financial Corporation and David A. Dykstra

10.3	Amended and Restated Employment Agreement dated January 24, 2008 between Wintrust Financial Corporation and Richard B. Murphy

99.1	News Release dated January 30, 2008

99.2	News Release dated January 24, 2008